TOWER FINANCIAL CORPORATION



TOWER FINANCIAL CORPORATION

Presentation for Invest Indiana

INVEST IN

September 13, 2012

TOWER FINANCIAL
CORPORATION



Michael D. Cahill

Chief Executive Officer

Keith E. Busse

Chairman of the Board of Directors

TOWER FINANCIAL
CORPORATION



CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

Certain information we may provide during this Annual Meeting and in the presentations to follow are intended to operate as “forward-looking statements” under present securities laws. A forward-looking statement is a statement that is not based on historical fact and includes statements that may predict, forecast, indicate or imply future results, performance or achievements.

Such statements, of course, involve various risks and uncertainties that may cause actual results to differ materially from those described in the forward-looking statement. A discussion of those risks and uncertainties is found in Tower Financial Corporation's Annual Report to the SEC, on Form 10-K, under the headings “Forward- Looking Statements” and “Risk Factors,” or in other reports we file from time to time with the SEC. These reports are available publicly on the SEC’s website, at www.sec.gov.

Investment Thesis

- We trade at a discount to book value
- Large inside ownership position
- Significant recent positive news
- Credit uplift still to come
- #2 market in Indiana is closed to most Indiana Regional Banks

Discount to Book Value (9/6/11 – 9/6/12)


TOFC
SNL U.S. Bank
Indiana
160%
140%
120%
100%
80%
60%
40%
20%
0%
9/6/2011
10/6/2011
11/6/2011
12/6/2011
1/6/2012
2/6/2012
3/6/2012
4/6/2012
5/6/2012
6/6/2012
7/6/2012
8/6/2012
9/6/2012

Indiana banks Include: LKFN, HBNC, THFF, MSFG, FRME, MFSF, GABC, ONB

Large Inside Ownership Position

Outside Directors	31.7%
Employees	3.4%
Total Ownership Position	**35.1%**

Keith Busse	12.3%
John Tippmann, Sr.	11.2%
Jerry Henry	5.7%
	29.2%

Significant Positive News

- 2nd Q 2012 was record core earnings
  - Excludes 3rd Q 2010 with investment gain
  - Excludes 4th Q 2011 with DTA recapture
- Caught up deferred Trust preferred securities
- Declared a 5.5 cent dividend (25% higher than when we suspended the dividend in June 2008)
- Written agreement released

TOWER FINANCIAL CORPORATION

Credit uplift still to come



Tower
Indiana
Midwest
1.01%
0.93%
0.75%
0.83%
0.64%
0.79%
0.53%
0.65%
0.52%
0.63%
0.41%
0.39%
0.46%
0.48%
0.54%
0.56%
0.35%
0.26%
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12

Indiana commercial banks with 300m – 1 billion in assets; Midwest commercial banks with 500m – 750m

#2 market in Indiana is closed to most Indiana regional banks

Fort Wayne/Allen County Deposit Market Share

Banks	Summer 2011	Summer 1998
Big 3 National Banks	54%	79%
Tower	11%	NA
Grabill	9%	4%
Lake City	8%	NA
Star	6%	1%
SUBTOTAL	**88%**	**84%**
14 Other Banks	12%	NA
7 Other Banks	NA	16%
TOTAL MARKET SHARE	**100%**	**100%**

TOWER FINANCIAL
CORPORATION



Richard R. Sawyer

Secretary and Chief Financial Officer

TOWER FINANCIAL
CORPORATION

Highlights

- Core earnings improvement
- Margin improvement
  - Cost of funds reduction
  - Above average investment performance
- Declining “watch list” loans
- Solid core deposit growth
  - Led by Health Savings Accounts
- Well Capitalized

Annual Earnings Summary

	2007	2008	2009	2010	2011	2012 YTD
Total Revenue	$27,482	$27,303	$26,459	$29,121	$30,222	$15,125
Operating Expenses	20,731	20,828	20,262	19,850	20,077	9,785
"Core" Earnings	**$6,751**	**$6,475**	**$6,197**	**$9,271**	**$10,145**	**$5,340**
Unusual Items	$(132)	$(187)	$(1,461)	$953	$200	$80
Asset Quality Expenses	(10,996)	(4,399)	(12,560)	(6,137)	(5,278)	(2,109)
Tax Benefit/(Expense)	1,779	-	2,216	(924)	1,553	(858)
Net Income/(Loss)	**$(2,598)**	**$1,889**	**$(5,608)**	**$3,163**	**$6,620**	**$2,453**

Note: Data shown in thousands.

TOWER FINANCIAL
CORPORATION

Pre-Tax/Pre-Provision Income



$6,751
$6,745
$6,197
$9,271
$10,145
$10,680
(YTD
Actual x 2)
$5,340
2007
2008
2009
2010
2011
2012 YTD

Note: Data shown in thousands.

Return on Average Assets


Tower
Peers
0.84%
-0.38%
0.37%
0.27%
0.37%
-0.81%
0.71%
0.48%
1.00%
0.71%
0.82%
0.78%
0.94%
0.85%
2007
2008
2009
2010
2011
1Q 2012
2Q 2012

Peers: Indiana commercial banks with 100m – 1 billion in assets.

TOWER FINANCIAL CORPORATION

Net Interest Margin



Tower
Peers
3.98%
3.92%
3.85%
3.84%
3.79%
3.76%
3.76%
3.70%
3.68%
3.65%
3.56%
3.30%
3.34%
3.14%
2007
2008
2009
2010
2011
1Q 2012
2Q 2012

Peers: Indiana commercial banks with 100m – 1 billion in assets.

TOWER FINANCIAL
CORPORATION

Cost of Funds Earning Assets



Tower
Peers
3.86%
3.26%
2.58%
2.51%
1.90%
1.81%
1.33%
1.36%
1.00%
1.05%
0.84%
0.72%
0.77%
0.58%
2007
2008
2009
2010
2011
1Q 2012
2Q 2012

Peers: Indiana commercial banks with 100m – 1 billion in assets.

TOWER FINANCIAL CORPORATION

Non-interest Income



Bank
Trust
55%
45%
56%
44%
51%
49%
53%
47%
48%
52%
45%
55%
2007
2008
2009
2010
2011
2012 YTD

Note: Excludes securities gains/losses and OTTI. Data shown in thousands.

TOWER FINANCIAL CORPORATION

Operating Expenses



$20,731
$20,828
$20,262
$19,850
$20,077
$20,548 (YTD Actual x 2)
$10,274
2007
2008
2009
2010
2011
2012 YTD

Note: Excludes extraordinary items (i.e. asset quality expenses). Data shown in thousands.

TOWER FINANCIAL
CORPORATION

Assets


$706,493
$696,490
$680,159
$659,928
$48,000
$652,681
$651,239
2007
2008
2009
2010
2011
2012 YTD

Note: Includes $48 million of temporary deposits. Data shown in thousands.

TOWER FINANCIAL CORPORATION

Loans


Commercial
Commercial Real Estate
Residential Real Estate
Consumer
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
4%
23%
30%
44%
4%
24%
27%
45%
3%
24%
25%
48%
3%
24%
24%
48%
3%
25%
26%
46%
3%
25%
26%
46%
2007
2008
2009
2010
2011
2012 YTD

Note: Data shown in thousands.

TOWER FINANCIAL CORPORATION

Watch List Loans



Other Watch List
Classified
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$31,824
$33,812
$49,848
$29,553
$48,718
$33,393
$44,292
$28,046
$23,945
$29,938
$26,696
$18,840
2007
2008
2009
2010
2011
2012 YTD

Note: Data shown in thousands.

TOWER FINANCIAL
CORPORATION

Classified Assets Ratio


Percentage of Capital plus ALLL
87%
75%
74%
72%
67%
63%
58%
52%
44%
35%
35%
36%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

TOWER FINANCIAL
CORPORATION

Non-performing Assets to Assets



Tower
Peers
3.80%
3.03%
3.70%
3.25%
3.03%
4.22%
3.44%
2.68%
2.56%
2.28%
2.84%
2.61%
2.27%
2.25%
2.43%
2.50%
2.58%
2.58%
2.62%
2.60%
2.63%
2.42%
2.19%
2.00%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Peers: Indiana commercial banks with 100m – 1 billion in assets.

TOWER FINANCIAL CORPORATION

Deposits


Core
Temporary Deposits
Jumbo CDs
Out of Market
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$75,176
$155,224
$370,390
$84,551
$95,007
$406,679
$68,670
$67,389
$432,321
$105,509
$39,357
$431,490
$102,628
$25,829
$48,000
$425,580
$77,591
$20,162
$453,734
2007
2008
2009
2010
2011
2012 YTD

Note: Data shown in thousands.

TOWER FINANCIAL CORPORATION

HSA Deposits


Deposits
Accounts
13,182
19,841
28,241
35,086
43,089
45,974
$11,550
$24,452
$35,667
$50,047
$65,124
$78,066
2007
2008
2009
2010
2011
2012 YTD

	2007	2008	2009	2010	2011	2012
Employer Groups	166	237	310	356	385	404

Note: Data shown in thousands.

TOWER FINANCIAL
CORPORATION

Capital Analysis



Well
Excess
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$45,240
$30,602
$43,451
$32,391
$31,246
$51,004
Tier 1 RBC
Tier 1 Leverage
Total RBC

	Well Capitalized	Current
Tier 1 RBC	6.00%	14.87%
Tier 1 Leverage	5.00%	11.71%
Total RBC	10.00%	16.13%

Note: Data shown in thousands.

Why Tower Proposition

- 13 ½ years in business
- Investment thesis

13 ½ Years in Business

- Top community bank deposit share in Allen county
- Over $600 million in assets under management in our Trust company
- Almost $100 million in Private Banking assets
- Significant Commercial banking portfolio
- 20th largest Health Savings Account business in United States

Investment Thesis

- We trade at a discount to book value
- Large inside ownership position
- Significant recent positive news
- Credit uplift still to come
- #2 market in Indiana, and Tower is #1 Community bank depository

TOWER FINANCIAL CORPORATION

Price Change % (9/10/11 – 9/10/12)



TOFC
KBW Bank
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
9/9/2011
10/9/2011
11/9/2011
12/9/2011
1/9/2012
2/9/2012
3/9/2012
4/9/2012
5/9/2012
6/9/2012
7/9/2012
8/9/2012
9/9/2012

Peers: Indiana commercial banks with 100m – 1 billion in assets.